                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BEA STRATEGIC GLOBAL INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     BEA STRATEGIC GLOBAL INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, MAY 10, 1999
                                 --------------

TO OUR STOCKHOLDERS:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BEA Strategic Global Income Fund, Inc. (the "Fund") will be held on Monday, May 10, 1999, at 11:30 a.m., New York time, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019. The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:


         1. To elect four (4) Directors for the ensuing year.

         2.  To   ratify  the   selection   by  the   Board  of   Directors   of
    PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 1999.

         3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Credit Suisse Asset Management Strategic Global Income Fund, Inc.

    The close of business on March 29, 1999 has been fixed as the record date for the determination of the stockholders of the Fund entitled to notice of, and to vote at, the Meeting.


    This notice and related proxy material are first being mailed on or about April 6, 1999.


                                          By Order of the Board of Directors
                                            /s/ Michael A. Pignataro
                                            MICHAEL A. PIGNATARO
                                                 SECRETARY

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.


Dated: April 6, 1999

                     BEA STRATEGIC GLOBAL INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                              MONDAY, MAY 10, 1999

                              -------------------


    This Proxy Statement is furnished by the Board of Directors (the "Board") of BEA Strategic Global Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation by it of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 10, 1999 at 11:30 a.m., New York time, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019.


    A Notice of Annual Meeting of Stockholders setting forth the purpose of the Meeting and the matters to be acted upon and a proxy card (the "Proxy")
accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management (formerly named BEA Associates), the investment adviser to the Fund ("CSAM"), Brown Brothers Harriman & Co., the administrator of the Fund (the "Administrator"), or Georgeson & Company, Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund which will receive a fee of approximately $5,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund.


    The close of business on March 29, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 8,454,140 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 6, 1999.


    The principal executive office of CSAM is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Fund employs the Administrator under an Administration Agreement to provide certain administrative services to the Fund. The principal business address of the Administrator is 40 Water Street, Boston, Massachussets 02109.

    The Fund's Annual Report containing audited financial statements for the year ended December 31, 1998 has previously been furnished to all stockholders of the Fund. It is not to be regarded as proxy-
soliciting material. The Fund will furnish, without charge, a copy of its most recent unaudited Semi-Annual Report and audited Annual Report, upon request to the Fund c/o Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, toll-free telephone number (800) 293-1232, or at the Fund's Website at www.cefsource.com. These requests will be honored within three business days of receipt.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote thereon in accordance with their best judgment in the interest of the Fund.


    If the accompanying Proxy is properly executed and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the Proxy is signed, shares will be voted FOR the election of each nominee for Director, FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants, FOR the amendment of the Fund's Articles of Incorporation and in accordance with the judgment of the persons named as proxies on other matters that may properly come before the Meeting. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.



    The election of Directors (Proposal No. 1) requires for approval the affirmative vote of the holders of a plurality of the shares cast at the Meeting. The affirmative vote of the holders of a majority of the shares cast at the Meeting is required for the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Fund (Proposal No. 2). The affirmative vote of the holders of a majority of the shares outstanding and entitled to be cast at the Meeting is required for approval of the amendment to the Fund's Articles of Incorporation that is necessary to change the Fund's name (Proposal No. 3). Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals Nos. 1 and 2 but would have the same effect as a vote AGAINST Proposal No. 3.


    In order for your shares to be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;

    -- date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received before 11:30 a.m. on May 10, 1999.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four (4) Directors will be elected to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and William W. Priest, Jr. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    The following table sets forth certain information regarding the Directors of the Fund, each of whom has been nominated for re-election to the Board of Directors. Each Director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Each Director has sole voting and investment power with respect to the shares shown. Each Director and the officers and Directors of the Fund as a group owns less than one percent of the outstanding shares of Common Stock of the Fund.


                                        SHARES                                                         MEMBERSHIPS ON BOARDS
                                     BENEFICIALLY                                                       OF OTHER REGISTERED
                                       OWNED ON      CURRENT PRINCIPAL OCCUPATION                       INVESTMENT COMPANIES
                                      MARCH 29,        AND PRINCIPAL EMPLOYMENT     LENGTH OF SERVICE    AND PUBLICLY HELD
            NAME (AGE)                   1999         DURING THE PAST FIVE YEARS       AS DIRECTOR           COMPANIES
-----------------------------------  ------------   ------------------------------  -----------------  ----------------------
Enrique R. Arzac (57) .......              2,000    Professor of Finance and           Since 1990.     Director of nine other
  Columbia University                               Economics, Graduate School of                      CSAM-advised
  Graduate School of                                Business, Columbia University                      investment companies;
  Business                                          (1971-present).                                    Director of The Adams
  New York, NY 10027                                                                                   Express Company;
                                                                                                       Director of Petroleum
                                                                                                       and Resources
                                                                                                       Corporation.

Lawrence J. Fox (55) ..............        2,746    Partner of Drinker Biddle &        Since 1990.     Director of one other
  1100 PNB Building                                 Reath (since 1976); Former                         CSAM-advised
  1,345 Chestnut Streets                            Managing Partner of Drinker                        investment company.
  Philadelphia, PA 19107                            Biddle & Reath (1992-1998).

James S. Pasman, Jr. (68) .........        1,000    Currently retired; President       Since 1988.     Director of one other
  29 The Trillium                                   and Chief Operating Officer of                     CSAM-advised
  Pittsburgh, PA 15238                              National InterGroup, Inc.                          investment company;
                                                    (4/89-3/91).                                       Director of Education
                                                                                                       Management Corp., Tyco
                                                                                                       International, Ltd.;
                                                                                                       Trustee, BT Insurance
                                                                                                       Funds Trust, Inc.


                                        SHARES                                                         MEMBERSHIPS ON BOARDS
                                     BENEFICIALLY                                                       OF OTHER REGISTERED
                                       OWNED ON      CURRENT PRINCIPAL OCCUPATION                       INVESTMENT COMPANIES
                                      MARCH 29,        AND PRINCIPAL EMPLOYMENT     LENGTH OF SERVICE    AND PUBLICLY HELD
            NAME (AGE)                   1999         DURING THE PAST FIVE YEARS       AS DIRECTOR           COMPANIES
-----------------------------------  ------------   ------------------------------  -----------------  ----------------------
William W. Priest, Jr.* (57) ......        1,000    Chairman--Management               Since 1997.     Director of ten other
  153 East 53rd Street                              Committee, Chief Executive                         CSAM-advised
  New York, NY 10022                                Officer and Managing Director                      investment companies.
                                                    of CSAM (12/90-present).
Directors and officers as a group
  (9) .............................        6,746


----------------

* Mr. Priest is an interested person of the Fund by virtue of his position as an officer of CSAM.

    The Fund pays annual compensation of $10,000, plus $500 for attendance per meeting of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with CSAM, its investment adviser (three Directors are not affiliated with CSAM). Each such Director is also a director of one or more other investment companies advised by CSAM, and in that capacity receives annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such fund.

    The following table shows certain compensation information for the year ended December 31, 1998 for each Director who is not affiliated with CSAM. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                TOTAL NUMBER OF
                                              PENSION OR                            TOTAL          BOARDS OF
                                              RETIREMENT                         COMPENSATION     BEA-ADVISED
                             AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL    FROM FUND       INVESTMENT
                            COMPENSATION   AS PART OF FUND     BENEFITS UPON       AND FUND        COMPANIES
     NAME OF DIRECTOR        FROM FUND         EXPENSE           RETIREMENT        COMPLEX          SERVED
--------------------------  ------------   ----------------   ----------------   ------------   ---------------
Enrique R. Arzac..........    $12,000             $0                 $0            $92,500            10
Lawrence J. Fox...........    $12,000             $0                 $0            $24,000             2
James S. Pasman, Jr.......    $12,000             $0                 $0            $24,000             2

--------------

    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the selection of the Fund's independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. The Board of Directors of the Fund does not have a nominating committee but would consider nominees recommended by stockholders in the event a vacancy was to arise. In that event, recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    During 1998, there were 4 meetings of the Board and 2 meetings of the Audit Committee. Each Director, except Mr. Priest, attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served held during the period for which he was a Director.

    The following table shows certain information about officers of the Fund other than Mr. Priest, who is described above. Mr. Priest is the Chairman of the Board of the Fund and has served in such position since February 10, 1997. Mr. Lindquist has been President of the Fund since February 10, 1997 and Chief Investment Officer of the Fund since November 21, 1996, having previously served as Vice President of the Fund since the Fund's inception. Ms. Moran and Mr. Diliberto have each been an Investment Officer of the Fund since August 15, 1996 and May 12, 1997, respectively. Mr. Liebes is Senior Vice President of the Fund and was appointed to such position on August 11, 1997, having previously been the Fund's Secretary until May 16, 1996. Mr. Pignataro has been Secretary of the Fund since May 16, 1997, having previously served as Assistant Vice President and Assistant Secretary of the Fund since April 18, 1995. Each officer of the Fund will hold office until the Meeting and until his successor has been elected.


                                   SHARES
                                BENEFICIALLY
                                  OWNED ON                                  CURRENT PRINCIPAL OCCUPATION AND
                                  MARCH 29,                                  PRINCIPAL EMPLOYMENT DURING THE
          NAME (AGE)                1999           POSITION WITH FUND                PAST FIVE YEARS
------------------------------  -------------   -------------------------  -----------------------------------
Richard J. Lindquist (38) ....        0         President since 1997 and   Executive Director of CSAM
  153 East 53rd Street                          Chief Investment Officer   (3/97-present); Managing Director
  New York, NY 10022                            since 1996                 of CSAM (4/95-2/97); Managing
                                                                           Director of CS First Boston
                                                                           Investment Management Corporation
                                                                           ("CSFBIM") (3/93-3/95); Director of
                                                                           CSFBIM (4/92-2/93).

Gregg Diliberto (43) .........        0         Investment Officer since   Managing Director of CSAM
  153 East 53rd Street                          1997                       (5/95-present); Senior Vice
  New York, NY 10022                                                       President (1/92-5/95).

Suzanne Moran (33) ...........        0         Investment Officer since   Vice President of CSAM
  153 East 53rd Street                          1996                       (1/97-present); Assistant Vice
  New York, NY 10022                                                       President and Fixed Income Trader
                                                                           of CSAM (5/95-12/96); Assistant
                                                                           Vice President and Portfolio
                                                                           Analyst at CS First Boston
                                                                           (8/91-4/95).

                                   SHARES
                                BENEFICIALLY
                                  OWNED ON                                  CURRENT PRINCIPAL OCCUPATION AND
                                  MARCH 29,                                  PRINCIPAL EMPLOYMENT DURING THE
          NAME (AGE)                1999           POSITION WITH FUND                PAST FIVE YEARS
------------------------------  -------------   -------------------------  -----------------------------------
Hal Liebes (34) ..............        0         Senior Vice President      Senior Vice President and General
  153 East 53rd Street                          since 1997                 Counsel of CSAM (3/97-present);
  New York, NY 10022                                                       Vice President and Legal Counsel of
                                                                           CSAM (6/95-3/97); Chief Compliance
                                                                           Officer, CS First Boston Investment
                                                                           Management (94-95); Staff Attorney,
                                                                           Division of Enforcement, U.S.
                                                                           Securities and Exchange Commission
                                                                           (91-94); Associate, Morgan, Lewis &
                                                                           Bockius (89-91).

Michael A. Pignataro (39) ....        0         Secretary since 1997       Vice President of CSAM
  153 East 53rd Street                                                     (12/95-present); Assistant Vice
  New York, NY 10022                                                       President and Chief Administrative
                                                                           Officer for Investment Companies of
                                                                           CSAM (9/89-12/95).


    By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of the Fund. All officers are employees of and are compensated by CSAM or the Administrator and do not receive any compensation from the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the Fund's investment adviser, certain affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, The New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 1998, all filing requirements applicable to such persons were complied with.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved PricewaterhouseCoopers LLP as independent public accountants for the Fund for the year ending December 31, 1999. PricewaterhouseCoopers LLP has been the independent public accountants of the Fund since its organization. The ratification of the selection of independent public accountants is to be voted upon at the Meeting. It is the intention of the persons named in the accompanying Proxy to vote for the selection of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting and will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                          APPROVAL OF AN AMENDMENT TO
                      THE FUND'S ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)


    The current name of the Fund is BEA Strategic Global Income Fund, Inc. Since the Fund's investment adviser recently changed its name from BEA Associates to Credit Suisse Asset Management, at a meeting held on February 8, 1999, the Fund's Board of Directors approved an amendment to the Fund's name, subject to approval by the Fund's shareholders to the extent required under applicable law. The proposed amendment would amend Article II of the Fund's Articles of Incorporation to read in its entirety as following: "The name of the corporation (hereinafter referred to as the 'Corporation') is Credit Suisse Asset Management Strategic Global Income Fund, Inc."


THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interest of the Fund.

                             STOCKHOLDER PROPOSALS


    Notice is hereby given that for a stockholder proposal to be properly brought before the Fund's 2000 Annual Meeting by a stockholder, the stockholder proposal must be received by the Fund no later than February 21, 2000 and for any stockholder proposal to be considered for inclusion in the Fund's proxy material relating to such meeting, the stockholder proposal must be received by the Fund no later than December 17, 1999.


    A stockholder proposal submitted for inclusion in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal for inclusion in the Fund's proxy statement must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal for inclusion in the Fund's proxy statement is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY
                     BEA STRATEGIC GLOBAL INCOME FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the other side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of BEA Strategic Global Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of stockholders on May 10, 1999, and at any adjournment thereof.

 -----------                                                       -----------
|SEE REVERSE|    CONTINUED AND TO BE SIGNED ON REVERSE SIDE        |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
 -----------                                                        -----------

/X/ Please mark
    votes as in
    this example.

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1,
                   "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
--------------------------------------------------------------------------------


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
              Enrique R. Arzac            James S. Pasman          contrary below)
                                                                         / /                          / /
              Lawrence J. Fox             William J. Priest, Jr.

//
--------------------------------------------------------------------------------
(Instruction: To withhold authority for any individual, write the individual's name on the line provided above.)

PROPOSAL 2--TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS       FOR     AGAINST   ABSTAIN
LLP  AS INDEPENDENT PUBLIC ACCOUNTANTS  OF THE FUND FOR             / /       / /       / /
THE YEAR ENDING DECEMBER 31, 1999:

PROPOSAL 3--TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES          FOR     AGAINST   ABSTAIN
OF INCORPORATION TO CHANGE THE NAME OF THE FUND TO CREDIT          / /       / /       / /
SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.


                                       Mark here for
                                       address change and  / /
                                       note at left

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.


                                  When shares are held by joint tenants, both
                                                  should sign.

                                When signing as attorney, executor,
                                administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                _______________________   ______________________
                                Signature                 Date
                                _______________________   ______________________
                                Signature                 Date